[LOGO] Merrill Lynch Investment Managers

Prospectus

Merrill Lynch U.S.A. Government Reserves

December 27, 2001

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MERRILL LYNCH U.S.A. GOVERNMENT RESERVES

Key Facts [GRAPHIC]

MERRILL LYNCH U.S.A. GOVERNMENT RESERVES AT A GLANCE

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Short Term Securities — securities with maturities of not more than 762 days (25 months).

Direct U.S. Government Obligations — obligations issued or that have their principal and interest guaranteed and backed by the full faith and credit of the United States.

Repurchase Agreements —agreements where another party sells securities to the Fund and at the same time agrees to repurchase the securities at a particular time and price.
What is the Fund’s investment objective?

The investment objective of the Fund is to seek preservation of capital, current income and liquidity available from investing in a diversified portfolio of short term securities, including variable rate securities, that are direct U.S. Government obligations, and repurchase agreements pertaining to such securities with banks and securities dealers.

What are the Fund’s main investment strategies?

The Fund tries to achieve its objective by investing in a diversified portfolio of short term securities. These securities consist of direct U.S. Government obligations and repurchase agreements with banks and securities dealers that involve direct U.S. Government obligations. Fund management decides which securities to buy and sell based on its assessment of the relative values of different securities and future interest rates. Short term direct U.S. Government obligations have little credit risk. The Fund’s dollar-weighted average maturity will not exceed 90 days.

What are the main risks of investing in the Fund?

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if short term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

If the party with whom the Fund has entered into a repurchase agreement defaults on its obligation, the Fund may suffer delays and incur costs or even lose money in exercising its rights under the agreement.

We cannot guarantee that the Fund will achieve its objective.

Who should invest?

The Fund may be an appropriate investment for you if you:

•	Are looking for preservation of capital

•	Are looking for current income and liquidity

•	Are investing with short term goals in mind, such as for cash reserves, and want to focus on U.S. Government securities

MERRILL LYNCH U.S.A. GOVERNMENT RESERVES

[LOGO] Key Facts

RISK/RETURN BAR CHART

Yield  — the income generated by an investment in the Fund in a specified time period, which is annualized (projected over a full year) and expressed as a percentage of the amount invested.
The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance for the past ten calendar years. The table shows the average annual total returns of the Fund for the periods shown. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

                                    [CHART]

                                1991     5.66%
                                1992     3.25%
                                1993     2.57%
                                1994     3.43%
                                1995     5.21%
                                1996     4.77%
                                1997     4.89%
                                1998     4.81%
                                1999     4.29%
                                2000     5.39%

During the period shown in the bar chart, the highest return for a quarter was 1.47% (quarter ended December 31, 1991) and the lowest return for a quarter was 0.58% (quarter ended March 31, 1994). The year-to-date return as of September 30, 2001 was 2.71%.

Average Annual Total Returns (as of the year ended December 31, 2000)	Past One Year	Past Five Years	Past Ten Years

Merrill Lynch U.S.A. Government Reserves Fund	5.39%	4.83%	4.42%

YIELD INFORMATION

The yield on Fund shares normally will go up and down on a daily basis. Therefore, yields for any given past periods are not an indication or representation of future yields. The Fund’s yield is affected by changes in interest rates, average portfolio maturity and operating expenses. Current yield information may not provide the basis for a comparison with bank deposits or other investments, which pay a fixed yield over a stated period of time. To obtain the Fund’s current 7-day yield, call 1-800-221-7210.

MERRILL LYNCH U.S.A. GOVERNMENT RESERVES

FEES AND EXPENSES

UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses, which all mutual funds may charge:

Expenses paid directly by the shareholder:

Annual Fund Operating Expenses  — expenses that cover the costs of operating the Fund.

Management Fee — a fee paid to the Manager for managing the Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating Financial Advisors and others for distribution and for shareholder servicing.
This table shows the different fees and expenses that you may pay if you buy and hold shares of the Fund. Future expenses may be greater or less than those indicated below.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fee	0.45%

Distribution (12b-1) Fees(a)	0.11%

Other Expenses (Including transfer agency fees)(b)	0.36%

Total Annual Fund Operating Expenses	0.92%

(a)
The Fund is authorized to pay Merrill Lynch distribution fees of 0.125% each year under a distribution plan that the Fund has adopted under rule 12b-1. For the fiscal year ended August 31, 2001, $356,071 was paid to Merrill Lynch pursuant to the distribution plan.

(b)
Financial Data Services, Inc., an affiliate of the Manager, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Manager or its affiliates also provide certain accounting services to the Fund and the Fund reimburses the Manager or its affiliates for these services.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money-market funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$94	$293	$509	$1,131

MERRILL LYNCH U.S.A. GOVERNMENT RESERVES

[GRAPHIC] Details About the Fund

HOW THE FUND INVESTS

ABOUT THE PORTFOLIO MANAGER

John Ng is the portfolio manager of the Fund. Mr. Ng has been a Director of Merrill Lynch Investment Managers since 1998; and a Vice President from 1984 to 1998.

ABOUT THE MANAGER

The Fund is managed by Merrill Lynch Investment Managers.
The Fund seeks preservation of capital, current income and liquidity. The Fund tries to achieve its objective by investing in a diversified portfolio of short-term securities, including both direct obligations of the U.S. Government and repurchase agreements with banks and securities dealers that involve direct obligations of the U.S. Government.

In seeking to achieve the Fund’s objective, Fund management varies the kinds of direct U.S. Government securities in the portfolio, the relative balance between those securities and repurchase agreements in the portfolio, and the average maturity of the portfolio. Fund management makes decisions on which securities to buy and sell based on its assessment of the relative values of different securities and future interest rates. Fund management also seeks to improve the Fund’s yield by taking advantage of yield differentials that regularly occur between securities of a similar kind. For example, market conditions frequently result in similar securities trading at different prices. Fund management seeks to improve the Fund’s yield by buying and selling securities based on these yield differences.

Among the direct U.S. Government obligations the Fund may buy are:

•	U.S. Treasury bills, bonds, notes and strips, which differ mainly in the length of their maturity

•	U.S. Government agency securities that are backed by the full faith and credit of the United States

•
Variable rate direct U.S. Government obligations, which have interest rates that reset periodically prior to maturity (usually at 30, 90 or 180-day intervals) based on a specific index or interest rate

•	Deposit receipts, which represent interests in component parts of U.S. Treasury bonds or other U.S. Government or U.S. Government agency securities

The Fund may invest in short term direct U.S. Government obligations with maturities of up to 762 days (25 months). The Fund’s dollar-weighted average maturity will not exceed 90 days. Short term direct U.S. Government obligations have little credit risk.

Repurchase agreements must involve a member bank of the Federal Reserve System, a primary dealer in U.S. Government securities or an affiliate of a primary dealer. The Fund may also invest in the U.S. Government securities described above pursuant to purchase and sale contracts.

MERRILL LYNCH U.S.A. GOVERNMENT RESERVES

The Fund may buy or sell U.S. Government securities on a forward commitment basis. In these transactions, the Fund buys the securities at an established price with payment and delivery taking place in the future. These purchases may be for periods of up to 180 days. The value of the security on the delivery date may be more or less than its purchase price.

The Fund may not invest in securities that are issued or guaranteed by U.S. Government entities, but are not backed by the full faith and credit of the United States.

INVESTMENT RISKS

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund’s performance will be positive for any period of time.

Selection Risk — Selection risk is the risk that the securities that Fund management selects will underperform other funds with similar investment objectives and investment strategies.

Interest Rate Risk — Interest rate risk is the risk that prices of securities owned by the Fund generally increase when interest rates go down and decrease when interest rates go up. Prices of longer term securities generally change more in response to interest rate changes than shorter term securities.

Repurchase Agreement Risk — If the other party to a repurchase agreement defaults on its obligation, the Fund may suffer delays and incur costs or even lose money in exercising its rights under the agreement.

Share Reduction Risk — In order to maintain a constant net asset value of $1.00 per share, the Fund may reduce the number of shares held by its shareholders.

Borrowing Risk — The Fund may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund’s return.

MERRILL LYNCH U.S.A. GOVERNMENT RESERVES

[GRAPHIC] Details About the Fund

When Issued Securities, Delayed Delivery Securities and Forward Commitments — When issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Fund both loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price. When issued and delayed delivery securities also involve the risk that the yields available in the market when delivery takes place may be higher than those fixed in the transaction at the time of commitment. If this happens, the value of the when issued or delayed delivery security will generally decline.

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Fund, including how it invests, please request the Statement of Additional Information.

MERRILL LYNCH U.S.A. GOVERNMENT RESERVES

Your Account [GRAPHIC]

HOW TO BUY, SELL AND TRANSFER SHARES

The chart on the following pages summarizes how to buy, sell and transfer shares through Merrill Lynch or other securities dealers. You may also buy shares through the Transfer Agent. To learn more about buying shares through the Transfer Agent, call 1-800-221-7210. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Advisor may help you with this decision.

Because of the high cost of maintaining smaller accounts, the Fund may redeem shares in your account if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

MERRILL LYNCH U.S.A. GOVERNMENT RESERVES

[GRAPHIC] Your Account

If You Want to	Your Choices	Information Important for You to Know

Buy Shares	Determine the amount of your investment	The minimum initial investment for the Fund is $5,000 for all accounts except:
• $300 for accounts advised by banks and registered investment advisers
• $100 for retirement plans

(The minimums for initial investments may be waived under certain circumstances.)

	Have your Merrill Lynch Financial Advisor or securities dealer submit your purchase order	Share purchase orders are effective on the date Federal Funds become available to the Fund. Generally, purchase orders placed through Merrill Lynch will be effective on the day the order is placed.

Purchase by Wire	If you maintain an account directly with the Transfer Agent, you may purchase shares of the Fund by wiring Federal Funds to First
Union National Bank of Florida. You should give your financial institution the following wire instructions: ABA#063000021,
DDA#2112600061186, Financial Data Services, Inc. The wire should be identified as a payment to Merrill Lynch U.S.A. Government
Reserves and should include the shareholder’s name and account number. If your account is not held directly with the Transfer
Agent, you should contact your Financial Advisor.

Or contact the Transfer Agent	To purchase shares directly, call the Transfer Agent at 1-800-221-
7210 and request a purchase application. Mail the completed
purchase application to the Transfer Agent at the address on the inside back cover of this prospectus.

Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases is $1,000 for all accounts except:
• $100 for accounts advised by banks and registered investment advisers
• $1 for retirement plans.

(The minimums for additional purchases may be waived under certain circumstances.)

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested. If you want to receive your dividends in cash you may enroll in the Accrued Monthly Payout Plan.

Participate in the automatic investment plan	If you maintain an account directly with the Transfer Agent, you may invest a specific amount ($50 minimum) on a periodic basis through certain Merrill Lynch investment or central asset
accounts. If your account is not held directly with the Transfer
Agent, you should contact your Financial Advisor.

MERRILL LYNCH U.S.A. GOVERNMENT RESERVES

If You Want To	Your Choices	Information Important for You to Know

Transfer Shares to Another Securities Dealer	Transfer to a participating securities dealer	You may transfer your Fund shares only to another securities dealer that has entered into an agreement with Merrill Lynch.
Certain shareholder services may not be available for the
transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.

	Transfer to a non- participating securities dealer	You must either: • Transfer your shares to an account with the Transfer Agent; or • Sell your shares.

Sell Your Shares	Have your Merrill Lynch Financial Advisor or securities dealer submit your sales order	The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption
request to be priced at the net asset value on the day of your request, you must submit your request to your dealer prior to that day’s close of business on the New York Stock Exchange
(generally 4:00 p.m. Eastern time). Any redemption request
placed after that time will be priced at the net asset value on the next business day.

Securities dealers, including Merrill Lynch, may charge a fee to process a redemption of shares.

The Fund may reject an order to sell shares under certain circumstances.

Sell through the Transfer Agent	You may sell shares held at the Transfer Agent by writing to the
Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must sign the letter.
A signature guarantee will generally be required but may be
waived in certain limited circumstances. You can obtain a
signature guarantee from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange and registered securities association. A notary public seal will not be acceptable. The Transfer Agent will
normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a
redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days. Check with the Transfer Agent or your Merrill Lynch
Financial Advisor for details.

You may also sell shares held at the Transfer Agent by telephone request if the amount being sold is less than $50,000 and if certain other conditions are met. Contact the Transfer Agent at
1-800-221-7210 for details.

MERRILL LYNCH U.S.A. GOVERNMENT RESERVES

[GRAPHIC]
Your Account

If You Want to	Your Choices	Information Important for You to Know

Sell Your Shares (continued)	Redemption by check	You may redeem shares by check in an amount not less than
$500. You may request checks from the Transfer Agent. These
checks can be made payable to any person, except that they may not be used to buy securities in transactions with Merrill Lynch.
The person to whom the check is made payable may cash or
deposit it like any check, drawn on any bank. You will continue to earn daily dividends until the day prior to the day the check clears. You will be subject to the rules and regulations governing such checking accounts including the right of the Transfer Agent not to honor checks exceeding the value of your account. The
Fund or the Transfer Agent may modify or terminate the
redemption by check privilege on 30 days’ notice.

Federal Funds Redemption	If you maintain an account directly with the Transfer Agent, you may arrange to have redemption proceeds of $5,000 or more
wired in Federal Funds to a pre-designated bank account. The application designating the bank must be signature guaranteed.
The redemption request may be made by telephone, wire or
letter to the Transfer Agent. If your redemption request is made prior to the determination of net asset value of the Fund
(generally 4:00 p.m. Eastern time), redemption proceeds will be wired to your pre-designated bank account on the next business day. If your account is not held directly with the Transfer Agent you should contact your Financial Advisor.

Securities dealers, including Merrill Lynch, may charge a fee to process a Federal Funds redemption.

Automatic Redemption	If you maintain other securities accounts with Merrill Lynch (other than margin accounts), Merrill Lynch may utilize its automatic redemption procedure to satisfy amounts you may owe either as a result of account fees and expenses or as a result of purchases or other transactions in those securities accounts. Unless you notify Merrill Lynch to the contrary, your securities account will be scanned each day prior to the determination of net asset
value of the Fund (generally, 4:00 p.m. Eastern time) and, after application of any cash balances in the account, a sufficient number of Fund shares may be reduced to satisfy any amounts
you may owe Merrill Lynch. Such redemption will be made the
day before payment is due, and Merrill Lynch will receive
redemption proceeds on the day following such redemption.
Except under certain circumstances, you will receive all dividends declared and reinvested through the date of redemption.

Sell Shares Systematically	Participate in the Fund’s Systematic Withdrawal Plan	If you maintain an account directly with the Transfer Agent, you can choose to receive systematic payments from your Fund account on a monthly or quarterly basis. Contact the Transfer Agent at the telephone number on the inside back cover of this prospectus for an application. If your account is not held directly with the
Transfer Agent you should contact your Financial Advisor.

MERRILL LYNCH U.S.A. GOVERNMENT RESERVES

HOW SHARES ARE PRICED

Net Asset Value — the market value of the Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.
Dividends — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.
When you buy shares, you pay the net asset value (normally $1.00 per share) without a sales charge. The “penny-rounding” method is used in calculating net asset value, meaning that the calculation is rounded to the nearest whole cent. This is the offering price. Shares are also redeemed at their net asset value. The Fund calculates its net asset value each business day as of the close of business on the New York Stock Exchange (generally, 4:00 p.m. Eastern time) or, on days when the New York Stock Exchange is closed but New York banks are open, at 4:00 p.m., Eastern time. The net asset value used in determining your price is the one calculated after your purchase or redemption order becomes effective. Share purchase orders are effective on the date Federal Funds become available to the Fund.

DIVIDENDS AND TAXES

Dividends of ordinary income are declared daily and reinvested monthly in the form of additional shares at net asset value. Dividends that are declared but unpaid will remain in the gross assets of the Fund. Shareholders will receive statements monthly or quarterly as to such reinvestments. Shareholders redeeming their holdings will receive all dividends declared and reinvested through the date of redemption, except where they request a transaction that settles on a same-day basis. In that case, unless otherwise requested, shareholders will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Dividends of capital gains, if any, will be paid to shareholders at least annually. It is expected that ordinary income will comprise most of the Fund’s distributions.

You will pay tax on ordinary income dividends and any capital gain dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax.

If the value of assets held by the Fund declines, the Trustees may authorize a reduction in the number of outstanding shares in shareholders’ accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of your eliminated shares would be added to the basis of your remaining Fund shares, and you could recognize a capital loss if you disposed of your shares at that time. Dividends from the Fund, including dividends reinvested in additional shares of the Fund, will nonetheless be fully taxable, even if the number of shares in your account has been reduced as described above.

If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

MERRILL LYNCH U.S.A. GOVERNMENT RESERVES

[GRAPHIC] Management of the Fund

MERRILL LYNCH INVESTMENT MANAGERS

Merrill Lynch Investment Managers, the Fund’s Manager, manages the Fund’s investments and its business operations under the overall supervision of the Fund’s Board of Trustees. The Manager has the responsibility for making all investment decisions for the Fund. The Fund pays the Manager a fee at the annual rate of 0.45% of the average daily net assets of the Fund.

Merrill Lynch Investment Managers was organized as an investment adviser in 1976 and offers investment advisory services to more than 50 registered investment companies. Merrill Lynch Investment Managers and its affiliates, including Fund Asset Management, had approximately $529 billion in investment company and other portfolio assets under management as of November, 2001.

MERRILL LYNCH U.S.A. GOVERNMENT RESERVES

[GRAPHIC] Management of the Fund

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP , whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

	For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:	2001	2000	1999	1998	1997

Per Share Operating Performance:

Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Investment income — net	.0443	.0446	.0420	.0484	.0471

Realized and unrealized gain (loss) on investments — net	.0012	.0005	(.0010)	.0007	.0005

Total from investment operations	.0455	.0451	.0410	.0491	.0476

Less dividends and distributions:
Investment income — net	(.0443)	(.0446)	(.0420)	(.0484)	(.0471)
Realized gain on investments — net	(.0002)	—	(.0002)	(.0001)	(.0001)

Total dividends and distributions	(.0445)	(.0446)	(.0422)	(.0485)	(.0472)

Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Investment Return	4.59%	4.94%	4.29%	4.92%	4.81%

Ratios to Average Net Assets:

Expenses	.92%	.84%	.82%	.83%	.82%

Investment income and realized gain on investments — net	4.49%	4.82%	4.22%	4.82%	4.71%

Supplemental Data:

Net assets, end of year (in thousands)	$270,063	$395,851	$615,881	$608,020	$558,125

MERRILL LYNCH U.S.A. GOVERNMENT RESERVES

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MERRILL LYNCH U.S.A. GOVERNMENT RESERVES

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MERRILL LYNCH U.S.A. GOVERNMENT RESERVES

                                 [FLOW CHART]

                                   POTENTIAL
                                   INVESTORS
                         Open an account (two options)

       MERRILL LYNCH                                    TRANSFER AGENT
     FINANCIAL ADVISOR
    OR SECURITIES DEALER                          Financial Data Services, Inc.

Advises Shareholders of their                        ADMINISTRATIVE OFFICES
      Fund Investments                              480 Deer Lake Drive East
                                               Jacksonville, Florida 32246-6484

                                                        MAILING ADDRESS
                                                         P.O. Box 45289
                                               Jacksonville, Florida 32232-5289
                                                      Performs Shareholder
                                                  recordkeeping and reporting
                                                            services.

                                  DISTRIBUTOR
                            FAM Distributors, Inc.
                        Priceton, New Jersey 08543-9081
                     Arranges for the sale of Fund shares.

          COUNSEL                                             CUSTODIAN
Sidley Austin Brown & Wood LLP                           The Bank of New York
       875 Third Avenue                                     15 Broad Street
   New York, New York 10022                            New York, New York 10286

Provides legal advice to the Fund                      Holds the Fund's assets
                                                             for safekeeping

                                   THE FUND
                             The Board of Trustees
                              oversees the Fund.

      INDEPENDENT AUDITORS                                     MANAGER
      Deloitte & Touche LLP                          Merrill Lynch Investment
                                                            Managers L.P.
    Two World Financial Center                          ADMINISTRATIVE OFFICES
     New York, New York 10281                           800 Scudders Mill Road
                                                   Plainsboro, New Jersey 08536
      Audits the financial                                 MAILING ADDRESS
statements of the Fund on behalf of                         P.O. Box 9011
        the shareholders                        Princeton, New Jersey 08543-9011
                                                          TELEPHONE NUMBER
                                                            1-800-221-7210
                                                          Manages the Fund's
                                                        day-to-day activities

                                  ACCOUNTING
                               SERVICES PROVIDER

                      State Street Bank and Trust Company
                             500 College Road East
                          Princeton, New Jersey 08540

               Provides certain accounting services to the Fund.

MERRILL LYNCH U.S.A. GOVERNMENT RESERVES

[GRAPHIC] For More Information

Shareholder Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-221-7210.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Advisor or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Advisor or the Transfer Agent at 1-800-221-7210.

         Statement of Additional Information

The Fund’s Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing the Fund at Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290 or by calling 1-800-221-7210.

Contact your Merrill Lynch Financial Advisor or contact the Fund, at the telephone number or address indicated above, if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

Investment Company Act file #811-3534
Code #10152-12-01
©Merrill Lynch Investment Managers, L.P.

Prospectus

[LOGO] Merrill Lynch
Investment Managers

Merrill Lynch U.S.A.
Government Reserves

December 27, 2001

STATEMENT OF ADDITIONAL INFORMATION

Merrill Lynch U.S.A. Government Reserves

P.O. Box 9011, Princeton, New Jersey 08543-9011    •    Phone No. (609) 282-2800

        The investment objective of Merrill Lynch U.S.A. Government Reserves (the “Fund”) is to seek preservation of capital, current income and liquidity available from investing in a diversified portfolio of marketable short-term securities, including variable rate securities, which are direct obligations of the U.S. Government, and repurchase agreements pertaining to such securities. For purposes of its investment policies, the Fund defines short-term securities as having a maturity of no more than 762 days (25 months). Management of the Fund expects that substantially all of the assets of the Fund will be invested in securities maturing in less than one year, but at times some portion may have longer maturities not exceeding 25 months. There can be no assurance that the investment objective of the Fund will be realized. The Fund pays Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) a distribution fee for providing certain services in connection with the distribution of Fund shares. See “Purchase of Shares.”

        This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated December 27, 2001 (the “Prospectus”), which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling 1-800-221-7210 or by writing to the Fund at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to its 2001 Annual Report to shareholders. You may request a copy of the Annual Report at no charge by calling 800-637-3863 between 8:00 a.m. and 8:00 p.m. Eastern time on any business day.

Merrill Lynch Investment Managers—Manager
FAM Distributors, Inc.—Distributor

The date of this Statement of Additional Information is December 27, 2001.

INVESTMENT OBJECTIVE AND POLICIES

        The investment objective of the Fund is to seek preservation of capital, current income and liquidity available from investing in a diversified portfolio of short-term marketable securities that are direct obligations of the U.S. Government, and repurchase agreements pertaining to such securities with banks and securities dealers. The investment objective is a fundamental policy of the Fund that may not be changed without a vote of the majority of the outstanding shares of the Fund. Reference is made to “How the Fund Invests” and “Investment Risks” in the Prospectus.

        Investment in the Fund offers several potential benefits. The Fund seeks to provide as high a yield potential as is available, consistent with the preservation of capital, from short-term U.S. Government securities utilizing professional money market management, block purchases of securities and yield improvement techniques. It is expected to provide high liquidity because of its redemption features and seeks reduced risk resulting from diversification of assets. There can be no assurance that the investment objective of the Fund will be realized. Certain expenses are borne by investors, including advisory and management fees, administrative costs and operational costs.

        In managing the Fund, Merrill Lynch Investment Managers, L.P. (the “Manager” or “MLIM”) will employ a number of professional money management techniques, including varying the composition of investments and the average maturity of the portfolio based on its assessment of the relative values of the various securities and future interest rate patterns. These assessments will respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. The Manager also will seek to improve yield by taking advantage of yield disparities that regularly occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. Also, there frequently are differences in yields between the various types of money market securities. The Fund seeks to enhance yield by purchasing and selling securities based on these yield disparities.

        Direct U.S. Government obligations consist of securities issued or guaranteed as to principal and interest by the United States and that are backed by the full faith and credit of the United States. Marketable securities issued by the U.S. Government consist of U.S. Treasury bills, notes and bonds, which differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable U.S. Government security, have a maturity of up to six months and are issued on a discount basis. The Fund may also invest in U.S. Government agency securities that are backed by the full faith and credit of the United States, including securities guaranteed by the Export-Import Bank of the United States and the Small Business Administration. The Fund may invest in variable rate direct U.S. Government obligations. Such obligations are securities on which the interest rate is adjusted periodically prior to their stated maturity at stated intervals (usually at 30, 90 or 180 day intervals) based on a predetermined index or interest rate. The Fund may invest in direct obligations of the U.S. Government by purchasing component parts of U.S. Treasury bonds or other U.S. Government or U.S. Government agency securities through the acquisition of deposit receipts, which evidence ownership of direct interests in such component parts of U.S. Government securities. The Fund may not invest in securities issued or guaranteed by U.S. Government agencies, instrumentalities or U.S. Government-sponsored enterprises that are not backed by the full faith and credit of the United States.

        The Fund may invest in the U.S. Government securities described above pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the seller agrees, on entering into the contract, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the term of agreement. This results in a fixed rate of return insulated from market fluctuations during such period.

        Preservation of capital is a prime investment objective of the Fund, and the U.S. Government obligations in which it will invest generally are considered to have the lowest principal risk among money market securities. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of a default by the seller, unless the repurchase agreement is construed as a collateralized loan, the Fund will retain ownership of the securities underlying the repurchase agreement, and instead of a contractually fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. With respect to repurchase agreements there is also the risk of the failure of parties involved to return the securities involved in such transactions, in which event the Fund may suffer time delays and incur costs or possible losses in connection with such transactions. From time to time the Fund also may invest in money market securities pursuant to purchase and sale contracts. While purchase and sale contracts are similar to repurchase agreements, purchase and sale contracts are structured so as to be in substance more like a purchase and sale of the underlying security than is the case with repurchase agreements.

        The Fund may purchase or sell U.S. Government securities on a forward commitment basis at fixed purchase terms with periods of up to 180 days between the commitment and settlement dates. The purchase will be recorded on the date the Fund enters into the commitment and the value of the security thereafter will be reflected in the calculation of the Fund’s net asset value. The value of the security on the delivery date may be more or less than its purchase price. A separate account of the Fund will be established with its Custodian consisting of cash or U.S. Government securities having a market value at all times at least equal to the amount of the forward commitment. Although the Fund generally will enter into forward commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to settlement if the Manager deems it appropriate to do so. There can, of course, be no assurance that the judgments on which these techniques are based will be accurate or that such techniques when applied will be effective.

        For purposes of its investment policies, the Fund defines short-term securities as securities having maturities of not more than 762 days (25 months). Management of the Fund expects that most of the assets of the Fund will be invested in securities maturing in not more than 397 days (13 months), but at times some portion may have maturities of up to 762 days (25 months). The maturity of variable rate obligations is deemed to be the next date on which the interest rate is to be adjusted. The dollar-weighted average maturity of the Fund’s portfolio will not exceed 90 days. During the fiscal year ended August 31, 2001, the average maturity of its portfolio ranged from 31 days to 75 days.

        Investment Restrictions.    The Fund has adopted a number of fundamental and non-fundamental investment restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”) (which for this purpose means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Under the fundamental investment restrictions, the Fund may not:

(1) Issue senior securities to the extent such issuance would violate applicable law.

        (2)  Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1 /3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. These restrictions on borrowing shall not apply to reverse repurchase agreements as described in the Prospectus and Statement of Additional Information. The Fund may not pledge its assets other than to secure such borrowings or to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

(3) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

        (4)  Invest more than 25% of its total assets taken at market value, in the securities of issuers of any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities, and instruments issued by domestics banks).

        (5)  Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

        (6)  Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

        (7)  Make loans to other persons, except that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and guidelines adopted by the Board of Trustees, as they may be amended from time to time.

(8) Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

        Under the Fund’s non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval, the Fund may not:

a. Purchase any securities on margin, except for the use of short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

b. Make short sales of securities or maintain a short position.

c. Write, purchase or sell puts, calls or combinations thereof.

        d.  Subject to fundamental investment restriction 7 above, the Fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such cash collateral will be invested in short-term securities, the income from which will increase the return to the Fund. Such loans will be terminable at any time. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights. The Fund may pay reasonable fees in connection with the arranging of such loans.

MANAGEMENT OF THE FUND

Trustees and Officers

        The Trustees of the Fund consist of six individuals, five of whom are not “interested persons” of the Fund as defined in the Investment Company Act (the “non-interested Trustees”). The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

        Information about the Trustees, executive officers and the portfolio manager of the Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Trustee, executive officer and the portfolio manager is P.O. Box 9011, Princeton, New Jersey 08543-9011.

        TERRY K. GLENN (61)—President and Trustee(1)(2)—Chairman (Americas Region) since 2001; Executive Vice President of the Manager and its affiliate Fund Asset Management, L.P. (“FAM”) (which terms as used herein include their corporate predecessors) since 1983; President, Merrill Lynch Mutual Funds since 1999; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of FAM Distributors, Inc. (“FAMD” or the “Distributor”) since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988; Director of Financial Data Services, Inc. (“FDS”) since 1988.

        M. COLYER CRUM (69)—Trustee(2)(3)—104 Westcliff Road, Weston, Massachusetts 02493-1410. James R. Williston Professor of Investment Management Emeritus, Harvard Business School since 1996; James R. Williston Professor of Investment Management, Harvard Business School, from 1971 to 1996; Director of Cambridge Bancorp.

        LAURIE SIMON HODRICK (39)—Trustee(2)(3)—809 Uris Hall, 3022 Broadway, New York, New York 10027. Professor of Finance and Economics, Graduate School of Business, Columbia University since 1998; Associate Professor of Finance and Economics, Graduate School of Business, Columbia University from 1996 to 1998; Associate Professor of Finance, J.L. Kellogg Graduate School of Management, Northwestern University from 1992 to 1996.

        STEPHEN B. SWENSRUD (68)—Trustee(2)(3)—88 Broad Street, 2nd Floor, Boston, Massachusetts 02110. Chairman, Fernwood Advisors (investment advisor) since 1996; Principal of Fernwood Associates (financial consultants) since 1975; Chairman of R.P.P. Corporation (manufacturing company) since 1978; Director of International Mobile Communications, Inc. (telecommunications company) since 1998.

        J. THOMAS TOUCHTON (63)—Trustee(2)(3)—Suite 3405, One Tampa City Center, 201 North Franklin Street, Tampa, Florida 33062. Managing Partner of The Witt Touchton Company and its predecessor, The Witt Co. (a private investment partnership), since 1972; Trustee Emeritus of Washington and Lee University; Director of TECO Energy, Inc. (an electric utility holding company).

        FRED G. WEISS (60)—Trustee(2)(3)—16450 Maddalena Place, Delray Beach, Florida 33446. Managing Director of FGW Associates since 1997; Vice President, Planning Investment, and Development of Warner Lambert Co. from 1979 to 1997; Director of Watson Pharmaceutical, Inc. (a pharmaceutical company) since 2000; Director of BTG International PLC (a global technology commercialisation company) since 2001; Director of the Michael J. Fox Foundation for Parkinson’s Research.

        KEVIN MC KENNA (44)—Senior Vice President(1)(2)—First Vice President of the Manager since 1997; Vice President of the Manager from 1985 to 1997.

        DONALD C. BURKE (41)—Vice President and Treasurer(1)(2)—First Vice President of the Manager and FAM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of the Manager and FAM from 1990 to 1997; and Director of Taxation of the Manager since 1990.

        JOHN NG (48)—Vice President and Portfolio Manager(1)(2)—Director of the Manager since 1988 and Vice President of the Manager from 1984 to 1998.

        PHILLIP S. GILLESPIE (37)—Secretary(1)(2)—First Vice President of MLIM since 2001; Director of MLIM from 1999 to 2000; Vice President of MLIM in 1999; Attorney associated with the Manager and FAM from 1998 to 1999; Assistant General Counsel of Chancellor LGT Asset Management, Inc. from 1997 to 1998; Senior Counsel and Attorney in the Division of Investment Management and the Office of General Counsel at the U.S. Securities and Exchange Commission from 1993 to 1997.

(1)	Interested person, as defined in the Investment Company Act, of the Fund.
(2)	Such Trustee or officer is a director, trustee or officer of certain other investment companies for which MLIM or FAM acts as the investment adviser or manager.
(3)	Members of the Fund’s Audit Committee, which is responsible for the selection of the independent auditors and the selection of non-interested Trustees.

        As of the date of November 30, 2001, the Trustees and officers of the Fund as a group (10 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, a Trustee of the Fund, Mr. Glenn, a Trustee and Officer of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of Common Stock of Merrill Lynch & Co., Inc. (“ML & Co.”)

Compensation of Trustees

        The Fund pays each non-interested Trustee a fee of $3,000 per year plus $500 per meeting attended. The Fund also compensates each member of the Audit and Nominating Committee (the “Committee”), which consists of all the non-interested Trustees, at a rate of $2,000 per year plus $500 per meeting attended. The Fund pays the Chairman of the Committee an additional fee of $1,000 per year. The Fund reimburses each non-interested Trustee for his out-of-pocket expenses relating to attendance at Board and Committee meetings.

        The following table shows the compensation earned by the non-interested Trustees for the fiscal year ended August 31, 2001 and also the aggregate compensation paid to them from all registered investment companies advised by Manager and its affiliate, FAM (“MLIM/FAM-advised funds”), for the calendar year ended December 31, 2000.

Name	Position with Fund	Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expense	Estimated Annual Benefits upon Retirement	Aggregate Compensation from Fund and Other MLIM/FAM- Advised Funds(1)
M. Colyer Crum(2)	Trustee	$11,500	None	None	$170,142
Laurie Simon Hodrick	Trustee	$ 9,500	None	None	$156,892
Stephen B. Swensrud	Trustee	$ 3,000	None	None	$280,233
J. Thomas Touchton	Trustee	$ 9,500	None	None	$168,350
Fred G. Weiss	Trustee	$ 8,500	None	None	$156,892

(1)
The Trustees serve on the boards of MLIM/FAM-advised funds as follows: Mr. Crum (26 registered investment companies consisting of 51 portfolios); Ms. Hodrick (26 registered investment companies consisting of 51 portfolios); Mr. Swensrud (43 registered investment companies consisting of 90 portfolios); Mr. Touchton (26 registered investment companies consisting of 51 portfolios); and Mr. Weiss (26 registered investment companies consisting of 51 portfolios).

(2)	Chairman of the Committee.

Management and Advisory Arrangements

        Management Services.    The Manager provides the Fund with investment advisory and management services. Subject to the supervision of the Board of Trustees, the Manager is responsible for the actual management of the Fund’s portfolio and constantly reviews the Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Fund.

        Securities held by the Fund also may be held by, or be appropriate investments for, other funds or clients (collectively referred to as “clients”) for which the Manager or FAM acts as an adviser or by investment advisory clients of the Manager. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Fund or other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or FAM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

        Management Fee.    The Fund has entered into a management agreement with the Manager (the “Management Agreement”), pursuant to which the Manager receives for its services to the Fund monthly compensation at the annual rate of 0.45% of the average daily net assets of the Fund. The table below sets forth information about the total management fees paid by the Fund to the Manager for the periods indicated.

Fiscal Year Ended August 31,	Management Fee
2001	$1,431,263
2000	$2,421,705
1999	$2,905,122

        Payment of Fund Expenses.    The Management Agreement obligates the Manager to provide management services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Trustees of the Fund who are affiliated persons of ML & Co. or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including among other things: taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information, except to the extent paid by the Distributor; charges of the custodian and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal and state securities laws; fees and expenses of unaffiliated Trustees; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Certain accounting services are provided for the Fund by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and the Fund. The Fund pays a fee for these services. In addition the Fund reimburses the Manager for the cost of other accounting services.

        Organization of the Manager.    The Manager is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are “controlling persons” of the Manager as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

        Duration and Termination.    Unless earlier terminated as described herein, the Management Agreement will continue in effect from year to year if approved annually (a) by the Board of Trustees of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party or by vote of the shareholders of the Fund.

        Transfer Agency Services.    Financial Data Services, Inc. (the “Transfer Agent”), a subsidiary of ML & Co., acts as the Fund’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of $15.00 per shareholder account and is entitled to reimbursement for out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

        Accounting Services.    The Fund entered into an agreement with State Street effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services. Prior to January 1, 2001, the Manager provided accounting services to the Fund and was reimbursed by the Fund at its cost in connection with such services. The Manager continues to provide certain accounting services to the Fund and the Fund reimburses the Manager for the cost of these services.

        The table below shows the amounts paid by the Fund to State Street and to the Manager for the periods indicated:

Fiscal year ended August 31	Paid to State Street	Paid to the Manager
2001	$42,684†	$19,181
2000	N/A	$92,435
1999	N/A	$92,069

† Represents payments pursuant to the agreement with State Street commencing January 1, 2001.

Code of Ethics

        The Board of Trustees of the Fund has approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Fund, its Manager and its Distributor. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

PURCHASE OF SHARES

        Reference is made to “Your Account—How to Buy, Sell and Transfer Shares” in the Prospectus.

        The Fund is offering its shares without a sales charge at a public price equal to the net asset value (normally $1.00 per share) next determined after a purchase order becomes effective. Orders for the purchase of Fund shares shall become effective on the day Federal Funds become available to the Fund and the shares being purchased will be issued at the net asset value per share next determined. If Federal Funds are available to the Fund prior to the determination of net asset value (generally 4:00 p.m., Eastern time) on any business day, the order will be effective on that day. Shares purchased will begin accruing dividends on the day following the date of purchase. Any order may be rejected by the Fund or the Distributor.

        The minimum initial purchase is $5,000 and the minimum subsequent purchase is $1,000, except that lower minimums apply in the case of purchases made under certain retirement plans. The Fund may, at its discretion, establish reduced minimum initial and subsequent purchase requirements with respect to various types of accounts. Participants in the self-directed retirement plans for which Merrill Lynch acts as passive custodian may invest in shares of the Fund with a minimum initial purchase of $100 and a minimum subsequent purchase of $1. Information concerning investments in the Fund by participants in retirement plans for which Merrill Lynch acts as passive custodian is set forth under “Purchase and Redemption of Shares through Merrill Lynch Retirement Plans”. A variety of retirement plans are also available from the Distributor. The minimum initial investment under these plans is $100 and the minimum subsequent investment is $1. In addition, there is no minimum investment under certain corporate pension and profit-sharing plans which have established self-directed employee sub-accounts with Merrill Lynch. The minimum initial purchase with respect to other retirement plans and pension and profit-sharing plans is $100 and the minimum subsequent investment is $1. The minimum initial or subsequent purchase requirements may be waived for certain employer sponsored retirement or savings plans, such as tax qualified retirement plans within the meaning of Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), deferred compensation plans within the meaning of Section 403(b) and Section 457 of the Code, other deferred compensation arrangements, Voluntary Employee Benefits Association plans, and non-qualified After Tax Savings and Investment programs, maintained on the Merrill Lynch Group Employee Services system. For accounts advised by banks and registered investment advisers, the minimum initial purchase is $300 and the minimum subsequent purchase is $100. The minimum initial purchase under the Merrill Lynch Blueprint  SM Program (“Blueprint”) is $500 (or $50 if the shareholder elects to participate in the automatic investment of sale proceeds option on Blueprint application form) and the minimum subsequent purchase is $50. Any order may be rejected by the Distributor or the Fund.

        The Distributor acts as the distributor in the continuous offering of the Fund’s shares. Shares may be purchased directly from the Distributor or from other securities dealers, including Merrill Lynch, with whom the Distributor has entered into a selected dealer agreement. Securities dealers may charge investors a fee in connection with such transactions. Merrill Lynch has informed the Fund that it does not charge such a fee.

        The Fund’s distribution agreement with the Distributor is renewable annually, and may be terminated on 60 days’ written notice by either party. Under such agreement, after the prospectuses, statements of additional information and periodic reports have been prepared and set in type, the Distributor will pay for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also will pay for other supplementary sales literature.

        It is the Fund’s policy to be as fully invested as reasonably practicable at all times to maximize the yield on the Fund’s portfolio. The money markets in which the Fund will purchase and sell portfolio securities normally require immediate settlement of transactions in Federal Funds. Federal Funds are a commercial bank’s deposits in a Federal Reserve Bank and can be transferred from one member bank’s account to that of another member bank on the same day and thus are considered to be immediately available funds.

Methods of Payment

        Payment Through Securities Dealers.    Investment in the Fund may be made through securities dealers, including Merrill Lynch, who have entered into selected dealer agreements with the Distributor. In such a case, the dealer will transmit payment to the Fund on behalf of the investor and will supply the Fund with the required account information. Generally, purchase orders placed through Merrill Lynch will be made effective on the day the order is placed, except that orders received through Blueprint in some circumstances may be executed two business days following the day the order is placed with Merrill Lynch. Investments in the Fund through Blueprint may be made only through Merrill Lynch. Such orders should be sent to Merrill Lynch, Pierce, Fenner & Smith Incorporated, Attention: The Merrill Lynch Blueprint SM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441. Blueprint maintains a toll-free telephone number for inquiries: (800) 637-3766. Merrill Lynch has an order procedure pursuant to which investors can have the proceeds from the sale of listed securities invested in shares of the Fund on the day investors receive such proceeds in their Merrill Lynch securities accounts.

        Automatic Purchases.    After June 2, 2000, investors with free cash credit balances (i.e., immediately available funds) in securities accounts of Merrill Lynch will have their funds automatically invested into one or more accounts at a Merrill Lynch Bank. Debits in those accounts will be paid from balances in the Fund until those balances are depleted.

        Payment by Wire.    Shareholders with accounts maintained directly with the Transfer Agent, may invest in the Fund through the transmittal of Federal Funds by wire to the Transfer Agent. The Fund will not be responsible for delays in the wiring system. To purchase shares by wiring Federal Funds, payment should be wired to First Union National Bank of Florida. Shareholders should give their financial institutions the following wiring instructions: ABA #063000021, DDA #2112600061186, Financial Data Services, Inc. The wire should be identified as a payment to Merrill Lynch U.S.A. Government Reserves and should include the shareholder’s name and account number. Failure to submit the required information may delay investment. Investors are urged to make payment by wire in Federal Funds. Shareholders with accounts not maintained directly with the Transfer Agent should contact their Financial Advisor.

        Payment to the Transfer Agent.    Purchase orders for which remittance is to be made by check may be submitted directly by mail or otherwise to the Transfer Agent. Purchase orders by mail should be sent to Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Purchase orders which are sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Investors opening a new account must enclose a completed Purchase Application. Existing shareholders should enclose the detachable stub from a monthly account statement that they have received. Checks should be made payable to the Distributor. Certified checks are not necessary, but checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Payments for the accounts of corporations, foundations and other organizations may not be made by third party checks.

Distribution Plan

        The Fund has adopted an Amended and Restated Shareholder Servicing Plan and Agreement (the “Plan”) in compliance with Rule 12b-1 under the Investment Company Act pursuant to which the Fund is authorized to pay Merrill Lynch a fee at the annual rate of 0.125% of the average daily net asset value of Fund accounts maintained through Merrill Lynch. The Plan reimburses Merrill Lynch only for actual expenses incurred in the fiscal year in which the fee is paid. The fee is principally to provide compensation to Merrill Lynch Financial Advisors and other Merrill Lynch personnel for selling shares of the Fund and providing direct personal services to shareholders of the Fund. The distribution fee is not compensation for the administrative and operational services rendered to shareholders by Merrill Lynch, which are covered by the Management Agreement between the Fund and the Manager (see “Management of the Fund—Management and Advisory Arrangements”). The Trustees of the Fund have approved an amendment to the Plan which will take effect on January 1, 2002. The amendment will not increase the amount of fees currently paid by the Fund under the Plan. Under the amended plan (the “Amended Plan”), the Fund will pay Merrill Lynch a fee for providing, or arranging for the provision of, account maintenance and sales and promotional activities and services with respect to shares of the Fund. The fee will be paid to Merrill Lynch, who will then determine, based on a number of criteria, how to allocate such fee among Merrill Lynch Financial Advisors and other Merrill Lynch affiliates.

        The Trustees believe that the Fund’s expenditures under the Plan benefit the Fund and its shareholders by providing better shareholder services and by affecting positively the sale and distribution of Fund shares. For the fiscal year ended August 31, 2001, $356,071 was paid to Merrill Lynch pursuant to the Plan (based on average daily net assets of approximately $315.8 million). All of such amounts were allocated to Merrill Lynch Financial Advisors, other Merrill Lynch personnel and related administrative costs.

        Among other things, the Plan provides that Merrill Lynch shall provide and the Trustees of the Fund shall review quarterly reports of the expenditures made by Merrill Lynch pursuant to the Plan. In their consideration of the Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Plan to the Fund and its shareholders. The Plan further provides that, so long as the Plan remains in effect, the selection and nomination of Trustees of the Fund who are not “interested persons” of the Fund as defined in the Investment Company Act (the “Independent Trustees”) shall be committed to the discretion of the Independent Trustees then in office. The Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Trustees or by the vote of the holders of a majority of the outstanding voting securities of the Fund. Finally, the Plan cannot be amended to increase materially the amount to be spent by the Fund thereunder without shareholder approval, and all material amendments are required to be approved by vote of the Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose.

REDEMPTION OF SHARES

        Reference is made to “Your Account—How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

        The Fund is required to redeem for cash all full and fractional shares of the Fund. The redemption price is the net asset value per share next determined after receipt by the Transfer Agent of proper notice of redemption as described in accordance with one of the procedures set forth below. If such notice is received by the Transfer Agent prior to the determination of net asset value on that day (generally 4:00 p.m., Eastern time), the redemption will be effective on such day and payment will be made on the next business day. If the notice is received after the determination of net asset value has been made, the redemption will be effective on the next business day and payment will be made on the second business day thereafter. If notice of a redemption of shares held in connection with Blueprint is received by Merrill Lynch prior to the Fund’s determination of net asset value, it will be effective on the business day following receipt of the redemption request. If the notice is received after the determination of net asset value has been made, the redemption will be effective on the second business day thereafter.

        At various times, the Fund may be requested to redeem shares for which good payment has not yet been received, e.g., cash, Federal Funds or a Certified check drawn on a U.S. bank. The Fund may delay, or cause to be delayed, the payment of redemption proceeds until such time as good payment has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days. In addition, the Fund reserves the right not to honor redemption checks or requests for Federal Funds redemptions where the shares to be redeemed have been purchased by check within 10 days prior to the date the redemption request is received by the Transfer Agent.

        The right to redeem shares or to receive payment with respect to any such redemption may be suspended for a period of up to seven days. Suspensions of more than seven days may not be made except (1) for any period (A) during which the New York Stock Exchange (the “NYSE”) is closed other than customary weekend and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the Fund of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the Commission may by order permit for the protection of security holders of the Fund. The Commission shall by rules and regulations determine the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency shall be deemed to exist within the meaning of clause (2) above.

        The total value of the shareholder’s investment in the Fund at the time of redemption may be more or less than his or her cost, depending on the market value of the securities held by the Fund at such time and income earned.

Methods of Redemption

        Set forth below is information as to the five methods pursuant to which shareholders may redeem shares. In certain instances, the Transfer Agent may require additional documents in connection with redemptions.

        Redemption by Check.    Shareholders may redeem shares by check in an amount not less than $500. At the shareholder’s request, the Transfer Agent will provide the shareholder with checks drawn on the custody account. These checks can be made payable to the order of any person in any amount not less than $500; however, these checks may not be used to purchase securities in transactions with Merrill Lynch. The payee of the check may cash or deposit it like any check drawn on a bank. When such a check is presented to the Transfer Agent for payment, the Transfer Agent will present the check to the Fund as authority to redeem a sufficient number of full and fractional shares in the shareholder’s account to cover the amount of the check. This enables the shareholder to continue earning daily dividends until the day prior to the day the check is cleared. Canceled checks will be returned to the shareholder by the Transfer Agent upon request.

        Shareholders will be subject to the Transfer Agent’s rules and regulations governing such checking accounts, including the right of the Transfer Agent not to honor checks in amounts exceeding the value of the shareholder’s account at the time the check is presented for payment. The Fund or the Transfer Agent may modify or terminate the redemption by check privilege at any time on 30 days’ notice to participating shareholders. In order to be eligible for the redemption by check privilege, purchasers should check the box under the caption “Check Redemption Privilege” in the Purchase Application. The Transfer Agent will then send checks to the shareholders.

        Federal Funds Redemption.    Shareholders with accounts maintained directly with the Transfer Agent also may arrange to have redemption proceeds of $5,000 or more wired in Federal Funds to a pre-designated bank account. In order to be eligible for Federal Funds redemption, the shareholder must designate on his or her Purchase Application the domestic commercial bank and account number to receive the proceeds of his or her redemption and must have his or her signature on the Purchase Application signature guaranteed. The redemption request for Federal Funds redemption may be made by telephone, wire or letter (no signature guarantee required) to the Transfer Agent and, if received before the determination of net asset value of the Fund on any business day (generally 4:00 p.m., New York time), the redemption proceeds will be wired to the investor’s pre-designated bank account on the next business day. Shareholders may effect Federal Funds redemptions by telephoning the Transfer Agent toll-free at 1-800-221-7210. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, the Fund may be liable for any losses due to fraudulent or unauthorized instructions. Among other things, redemption proceeds may only be wired into the bank account designated on the Purchase Application. The investor must independently verify this information at the time the redemption request is made. Shareholders with accounts not maintained directly with the Transfer Agent should contact their Financial Advisor. Securities dealers including Merrill Lynch may charge a fee to process a Federal Funds redemption.

        Repurchase Through Securities Dealers.    The Fund will repurchase shares through securities dealers. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for customers at the net asset value next computed after receipt of the order from the dealer, provided that such request for repurchase is received from the dealer prior to the determination of net asset value of the Fund (generally 4:00 p.m., Eastern time) on any business day. These repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund; however, dealers may impose a charge on the shareholder for transmitting the notice of repurchase to the Fund. Redemption of Fund shares held in connection with Blueprint may be made only through Merrill Lynch. Such a redemption may be made by submitting a written notice by mail directly to Merrill Lynch, Pierce, Fenner & Smith Incorporated, Attention: The Merrill Lynch Blueprint SM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441. Investors whose shares are held through Blueprint also may effect notice of redemption by telephoning Merrill Lynch toll-free at (800) 637-3766. The Fund reserves the right to reject any order for repurchase through a securities dealer, but it may not reject properly submitted requests for redemption as described below. The Fund will promptly notify any shareholder of any rejection of a repurchase with respect to his or her shares. For shareholders repurchasing through their securities dealer, payment will be made by the Transfer Agent to the dealer.

        Regular Redemption.    Shareholders with accounts maintained directly with the Transfer Agent may redeem shares by submitting a written notice by mail directly to the Transfer Agent, Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Redemption requests which are sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Redemption requests should not be sent to the Fund. The notice requires the signatures of all persons in whose name the shares are registered, signed exactly as their names appear on the Transfer Agent’s register. The signature(s) on the redemption request must be guaranteed by an “eligible guarantor institution” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, and the existence and validity of it may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons whose name(s) shares are recorded on the Transfer Agent’s register; (ii) all checks must be mailed to the stencil address of record on the Transfer Agent’s register; and (iii) the stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as, but not limited to, UGMA/UTMA accounts, Joint Tenancies with Rights of Survivorship, contra broker transactions, and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.

        A shareholder may also redeem shares held with the Transfer Agent by telephone request. To request a redemption from your account, call the Transfer Agent at 1-800-221-7210. The request must be for an amount less than $50,000.00 and be from the shareholder of record. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained.

        Telephone redemption requests will not be honored in the following situations: the accountholder is deceased, the proceeds are to be sent to someone other than the shareholder of record, a systematic withdrawal plan is in effect, request is by an individual other than the accountholder of record, funds are to be wired to the client’s bank account, joint tenants are divorced, the address has changed within the last 30 days or share certificates have been issued on the account. The shares being redeemed must have been held for at least 15 days.

        Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

        Automatic Redemption.    Merrill Lynch has instituted an automatic redemption procedure applicable to shareholders of the Fund who maintain securities accounts with Merrill Lynch. This procedure, which is not applicable to margin accounts, may be utilized by Merrill Lynch to satisfy amounts due it by the shareholder as a result of account fees and expenses owed to Merrill Lynch or one of its affiliates or as a result of purchases of securities or other transactions in the shareholder’s securities account. Under this procedure, unless the shareholder notifies Merrill Lynch to the contrary, the shareholder’s Merrill Lynch securities account will be scanned each business day prior to the determination of net asset value of the Fund (generally 4:00 p.m., Eastern time); after application of any cash balances in the account, a sufficient number of Fund shares may be redeemed at net asset value, as determined that day, to satisfy any amounts for which the shareholder is obligated to make payment to Merrill Lynch or one of its affiliates. Redemptions will be effected on the business day preceding the date the shareholder is obligated to make such payment, and Merrill Lynch will receive the redemption proceeds on the day following the redemption date. Shareholders will receive all dividends declared and reinvested through the date of redemption.

        Unless otherwise requested, in those instances where shareholders request transactions that settle on a “same-day” basis (such as Federal Funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, shareholders will receive all dividends declared and reinvested through the date immediately preceding the date of redemption.

        In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by the Fund.

        Because of the high cost of maintaining smaller accounts, the Fund may redeem shares in your account if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

PURCHASE AND REDEMPTION OF SHARES THROUGH
MERRILL LYNCH PLANS

        Shares of the Fund are offered only to participants in retirement plans for which Merrill Lynch acts as an approved non-bank custodian (“Plans”). Merrill Lynch offers nine types of self-directed Plans. These Plans are the traditional individual retirement account (“IRA”); the individual retirement rollover account (“IRRA®”); the Roth individual retirement account (“Roth IRA”); the 403(b)(7) Retirement Selector Account (“RSA”); the simplified employee pension plan (“SEP”); the SIMPLE retirement account (“SRA”); a Basic SM (Keogh Plus) profit sharing plan; a Basic SM (Keogh Plus) money purchase plan (together with the profit sharing plan, the “Basic SM Plans”); and the Coverdell education savings account (“ESA”) (formerly the Education IRA). Shares of the Fund are no longer available for purchase in IRA, IRRA, Roth IRA, SEP, SRA and ESA accounts established after December 6, 1999. Accounts opened prior to December 6, 1999 may continue to purchase shares as set forth herein. Accounts for the RSA or the Basic Plans may continue to purchase shares of the Fund, regardless of the date the account was established. Information concerning the establishment and maintenance of Plans and investments by Plan accounts is contained in the Plan documents available from Merrill Lynch.

Purchase by Plans

        Special purchase procedures apply in the case of the Plans. The minimum initial purchase for participants in Plans is $100, and the minimum subsequent purchase is $1. In addition, participants in certain of the Plans may elect to have cash balances in their Plan account automatically invested in the Fund.

        Cash balances of participants who elect to have such funds automatically invested in the Fund will be invested as follows. Cash balances arising from the sale of securities held in the Plan account which do not settle on the day of the transaction (such as most common and preferred stock transactions) become available to the Fund and will be invested in shares of the Fund on the business day following the day that proceeds with respect thereto are received in the Plan account. Proceeds giving rise to cash balances from the sale of securities held in the Plan account settling on a same day basis and from principal repayments on debt securities held in the account become available to the Fund and will be invested in shares of the Fund on the next business day following receipt. Cash balances arising from dividends or interest payments on securities held in the Plan account or from a contribution to the Plan are invested in shares of the Fund on the business day following the date the payment is received in the Plan account. Cash balances of less than $1.00 will not be invested and no return will be earned.

        A participant in a Plan who has not elected to have cash balances automatically invested in shares of the Fund may enter a purchase order through his or her Merrill Lynch Financial Advisor or service representative.

Redemptions by Plans

        Distributions from certain Plans to a participant prior to the time the participant reaches age 59 1 /2 may subject the participant to penalty taxes. There are, however, no adverse tax consequences resulting from redemptions of shares of the Fund where the redemption proceeds remain in the Plan account or are otherwise invested therein.

        The Fund has instituted an automatic redemption procedure for participants in the Plans who have elected to have cash balances in their accounts automatically invested in shares of the Fund. In the case of such participants, unless directed otherwise, Merrill Lynch will redeem a sufficient number of shares of the Fund to purchase other securities (such as common stocks) that the participant has selected for investment in his or her Plan account.

        Any shareholder may redeem shares of the Fund by submitting a written notice of redemption to Merrill Lynch. Participants in Plans should contact their Merrill Lynch Financial Advisor or service representative to effect such redemptions. Redemption requests should not be sent to the Fund or to its Transfer Agent. If inadvertently sent to the Fund or the Transfer Agent, they will be forwarded to Merrill Lynch. The notice must bear the signature of the person in whose name the Plan is maintained, signed exactly as his or her name appears on his or her Plan adoption agreement.

Confirmations

        All purchases and redemptions of Fund shares and dividend reinvestments will be confirmed to participants in Plans (rounded to the nearest share) in the statement which is sent monthly or quarterly to all participants in Plans.

DETERMINATION OF NET ASSET VALUE

        The net asset value of the Fund is determined by the Manager once daily, immediately after the daily declaration of dividends, on each business day during which the NYSE or New York banks are open for business. Such determination is made as of the close of business on the NYSE (generally 4:00 p.m., Eastern time) or, on days when the NYSE is closed but New York banks are open, at 4:00 p.m., Eastern time, based on price available at such time. As a result of this procedure, the net asset value is determined each day except for days on which both the NYSE and New York banks are closed. Both the NYSE and New York banks are closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value is determined under the “penny-rounding” method by adding the value of all securities and other assets in the portfolio, deducting the portfolio’s liabilities, dividing by the number of shares outstanding and rounding the result to the nearest whole cent.

        The Fund values its portfolio securities with remaining maturities of 60 days or less on an amortized cost basis and values its securities with remaining maturities of greater than 60 days for which market quotations are readily available at market value. Other securities held by the Fund are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees.

        In accordance with the Commission rule applicable to the valuation of its portfolio securities, the Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will purchase instruments having remaining maturities of not more than 397 days (13 months), with the exception of U.S. Government Securities and U.S. Government agency securities, which may have remaining maturities of up to 762 days (twenty-five months). The Fund will invest only in securities determined by the Trustees to be of high quality with minimal credit risks. In addition, the Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Fund’s net asset value as computed for the purpose of sales and redemptions at $1.00. Deviations of more than an insignificant amount between the net asset value calculated using market quotations and that calculated on a “penny-rounded” basis will be reported to the Trustees by the Manager. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Fund will take such corrective action as it regards as necessary and appropriate, including the reduction of the number of outstanding shares of the Fund by having each shareholder proportionately contribute shares to the Fund’s capital; the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; or establishing a net asset value per share solely by using available market quotations. If the number of outstanding shares is reduced in order to maintain a constant penny-rounded net asset value of $1.00 per share, the shareholders will contribute proportionately to the Fund’s capital. Each shareholder will be deemed to have agreed to such contribution by his or her investment in the Fund.

        Since the net income of the Fund (including realized gains and losses on the portfolio securities) is determined and declared as a dividend immediately prior to each time the net asset value of the Fund is determined, the net asset value per share of the Fund normally remains at $1.00 per share immediately after each such dividend declaration. Any increase in the value of a shareholder’s investment in the Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Fund in his or her account and any decrease in the value of a shareholder’s investment may be reflected by a decrease in the number of shares in his or her account. See “Distributions and Taxes”.

YIELD INFORMATION

        The Fund computes its annualized yield in accordance with regulations adopted by the Commission by determining the net change in value, exclusive of capital changes and income other than investment income, for a seven-day base period, for a hypothetical pre-existing account having a balance of one share at the beginning of the base period subtracting a hypothetical shareholder account charge, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365 and then dividing by seven. This yield calculation does not take into consideration any realized or unrealized gains or losses on portfolio securities. The Commission also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return, which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. This compounded yield calculation also excludes realized and unrealized gains or losses on portfolio securities.

        The yield on the Fund’s shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by the Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on the Fund’s portfolio securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. The yield on Fund shares for various reasons may not be comparable to the yield on bank deposits, shares of other money market funds or other investments.

Seven-Day Period Ended August 31, 2001
Excluding gains and losses	3.09%

        On occasion, the Fund may compare its yield to (1) the Donoghue’s Domestic Prime Funds Average, an average compiled by Donoghue’s Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (2) the average yield reported by the Bank Rate Monitor National Index TM for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (3) yield data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine, or (4) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding. As with yield quotations, yield comparisons should not be considered indicative of the Fund’s yield or relative performance for any future period.

        The Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objective. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of the Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. The Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

PORTFOLIO TRANSACTIONS

        The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Board of Trustees of the Fund, the Manager is primarily responsible for the Fund’s portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Fund to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities, and the firm’s risk in positioning the securities involved. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. The Fund’s policy of investing in securities with short maturities will result in high portfolio turnover.

        The U.S. Government securities in which the Fund invests are traded primarily in the over-the-counter (“OTC”) market. Where possible, the Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principals for their own accounts. On occasion, securities may be purchased directly from the issuer. U.S. Government securities generally are traded on a net basis and normally do not involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Fund primarily will consist of dealer spreads and underwriting commissions. Under the Investment Company Act, persons affiliated with the Fund are prohibited from dealing with the Fund as principals in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. Since OTC transactions are usually principal transactions, affiliated persons of the Fund, including Merrill Lynch Government Securities, Inc. (“GSI”) and Merrill Lynch, may not serve as the Fund’s dealer in connection with such transactions except pursuant to the exemptive order described below. However, an affiliated person of the Fund may serve as its broker in OTC transactions conducted on an agency basis. The Fund may not purchase securities from any underwriting syndicate of which Merrill Lynch is a member.

        The Commission has issued an exemptive order permitting the Fund to conduct principal transactions with GSI in U.S. Government securities and U.S. Government agency securities. This order contains a number of conditions, including conditions designed to ensure that the price to the Fund from GSI is equal to or better than that available from other sources. GSI has informed the Fund that it will in no way, at any time, attempt to influence or control the activities of the Fund or the Manager in placing such principal transactions. The exemptive order allows GSI or its subsidiary, Merrill Lynch Money Markets, Inc., to receive a dealer spread on any transaction with the Fund no greater than its customary dealer spread from transactions of the type involved. Generally, such spreads do not exceed 0.25% of the principal amount of the securities involved.

        The number and dollar volume of transactions engaged in by the Fund are set forth in the following table:

Fiscal Year Ended August 31,	Number	Dollar Volume
2001	49	$700,191,357
2000	2	$ 16,003,281
1999	1	$ 28,000,000

        The Trustees of the Fund have considered the possibilities of recapturing for the benefit of the Fund expenses of possible portfolio transactions, such as dealer spreads and underwriting commissions, by conducting such portfolio transactions through affiliated entities, including GSI, its subsidiary and Merrill Lynch. For example, dealer spreads received by GSI or its subsidiary on transactions conducted pursuant to the exemptive order described above could be offset against the management fee payable by the Fund to the Manager. After considering all factors deemed relevant, the Board of Trustees made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time.

        The Fund does not expect to use one particular dealer, but, subject to obtaining the best price and execution, dealers who provide supplemental investment research (such as economic data and market forecasts) to the Manager may receive orders for transactions of the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

        The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order the Fund also has retained an affiliated entity of the Manager as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. That entity may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by that entity or in registered money market funds advised by the Manager or its affiliates.

SHAREHOLDER SERVICES

        The Fund offers a number of shareholder services described below that are designed to facilitate investment in shares of the Fund. Certain of such services are only available to U.S. investors and certain of these services are not available to investors who place orders for the Fund’s shares through the Merrill Lynch Blueprint SM Program. Full details as to each of such services and copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund, by calling the telephone number on the cover page hereof, or from the Distributor or Merrill Lynch.

Investment Account

        Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive from the Transfer Agent a monthly report showing the activity in his or her account for the month. A shareholder may make additions to his or her Investment Account at any time by purchasing shares at the applicable public offering price either through his or her securities dealer, by wire or by mail directly to the Transfer Agent, acting as agent for his or her dealer. A shareholder may ascertain the number of shares in his or her Investment Account by telephoning the Transfer Agent toll-free at 800-221-7210. The Transfer Agent will furnish this information only after the shareholder has specified the name, address, account number and social security number of the registered owner or owners. Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder’s name may be opened at the Transfer Agent. Shareholders considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

        In the interest of economy and convenience and because of the operating procedures of the Fund, certificates representing the Fund’s shares will not be issued physically. Shares are maintained by the Fund on its register maintained by the Transfer Agent and the holders thereof will have the same rights and ownership with respect to such shares as if certificates had been issued.

Automatic Investment Plan

        For shareholders with accounts maintained directly with the Transfer Agent, the Fund offers an Automatic Investment Plan in connection with accounts maintained at the Transfer Agent whereby the Transfer Agent is authorized through preauthorized checks of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. A shareholder’s Automatic Investment Plan may be terminated at any time without charge or penalty by the shareholder, the Fund, the Transfer Agent or the Distributor. Shareholders with accounts not maintained directly with the Transfer Agent should contact their Financial Advisor.

Accrued Monthly Payout Plan

        The dividends of the Fund are reinvested automatically in additional shares. Shareholders with accounts maintained at the Transfer Agent desiring cash payments may enroll in the Accrued Monthly Payout Plan, under which shares equal in number to shares credited through the automatic reinvestment of dividends during each month are redeemed at net asset value on the last Friday of such month in order to meet the monthly distribution (provided that, in the event that a payment on an account maintained with the Transfer Agent would be $10.00 or less, a shareholder will not receive such payment in cash and such payment will be automatically reinvested in additional shares). Investors may open an Accrued Monthly Payout Plan by completing the appropriate portion of the Purchase Application in the Prospectus. A shareholder’s Accrued Monthly Payout Plan may be terminated at any time without charge or penalty by the shareholder, the Fund, the Transfer Agent or the Distributor. Shareholders with accounts not maintained directly with the Transfer Agent should contact their Financial Advisor.

Systematic Withdrawal Plan

        A shareholder whose account is maintained directly with the Transfer Agent, may elect to make systematic withdrawals from an Investment Account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Fund having a value, based on cost or the current offering price of $5,000 or more, and monthly withdrawals for shareholders with shares with such a value of $10,000 or more. The quarterly periods end on the 24th day of March, June, September and December.

        At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder’s account to provide the withdrawal payment specified by the shareholder. The shareholder may specify either a dollar amount or a percentage of the value of his or her shares. Redemptions will be made at net asset value determined as of the close of business on the New York Stock Exchange on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. A shareholder’s Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor. A shareholder may not elect to make systematic withdrawals while he or she is enrolled in the Accrued Monthly Payout Plan. The Trust is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks.

        Withdrawal payments generally should not be considered as dividends. Withdrawals generally are treated as sales of shares and may result in taxable gain or loss. If periodic withdrawals continuously exceed reinvested dividends, the shareholder’s original investment will be reduced correspondingly. Shareholders are cautioned not to designate withdrawal programs that result in an undue reduction of principal. There are no minimums on amounts that may be systematically withdrawn. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

        Shareholders with accounts not maintained directly with the Transfer Agent should contact their Financial Advisor. For shareholders with accounts currently maintained at a branch office, redemptions via the Systematic Withdrawal Plan will be credited directly to the shareholder’s Merrill Lynch investment account. In the event such shareholder wishes to receive a redemption by check, such shareholder should contact their Financial Advisor.

DIVIDENDS AND TAXES

Dividends

        Dividends are declared daily and reinvested monthly in the form of additional shares at net asset value. Dividends that are declared but unpaid will remain in the gross assets of the Trust. Shareholders will receive statements monthly as to such reinvestments. Shareholders liquidating their holdings will receive on redemption all dividends declared and reinvested through the date of redemption. Since the net income (including realized gains and losses on the portfolio assets) is declared as a dividend in shares each time the net income of the Fund is determined, the net asset value per share of the Fund normally remains constant at $1.00 per share. Fluctuations in value may be reflected in the number of outstanding shares in the shareholders’ accounts.

        Net income (from the time of the immediately preceding determination thereof) consists of (i) interest accrued and/or discount earned (including both original issue and marker discount), (ii) plus or minus all realized gains and losses on portfolio securities, (iii) less amortization of premiums and the estimated expenses of the Fund applicable to that dividend period.

Taxes

        The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”). As long as the Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to shareholders. The Fund intends to distribute substantially all of such income.

        The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

        Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”) are taxable to shareholders as long-term gains, regardless of the length of time the shareholder has owned Fund shares. Certain categories of capital gains are taxable at different rates. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any capital gain dividends.

        Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Distributions by the Fund, whether from ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

        If the value of assets held by the Fund declines, the Trustees may authorize a reduction in the number of outstanding shares in shareholders’ accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares would be added to the basis of shareholders’ remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss. Dividends, including dividends reinvested in additional shares of the Fund, will nonetheless be fully taxable, even if the number of shares in shareholders’ accounts has been reduced as described above.

        A loss realized on a sale of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

        Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning applicability of the United States withholding tax.

        Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

        Under certain provisions of the Code, some shareholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

        The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

        Ordinary income and capital gain dividends may also be subject to state and local taxes.

        Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax.

        Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of investment in the Fund.

GENERAL INFORMATION

Description of Shares

        The Fund was organized on November 17, 1987 under the laws of the Commonwealth of Massachusetts. The Fund is a successor to a Massachusetts business trust of the same name organized on July 24, 1982. It is a no-load, diversified, open-end investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, par value $0.10 per share, of a single class and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. Shares have no preemptive or conversion rights. The rights of redemption are described elsewhere herein and in the Prospectus. Shares are fully paid and non-assessable by the Fund.

        Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and vote in the election of Trustees and on other matters submitted to the vote of shareholders. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all Trustees of the Fund. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Fund.

        The Declaration of the Trust does not require that the Fund hold an annual meeting of shareholders. However, the Fund will be required to call special meetings of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or of a change in the fundamental policies, objectives or restrictions of the Fund. The Fund also would be required to hold a special shareholders’ meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The Declaration of Trust provides that a shareholders’ meeting may be called for any reason at the request of 10% of the outstanding shares of the Fund or by a majority of the Trustees. Except as set forth above, the Trustees shall continue to hold office and appoint successor Trustees.

Independent Auditors

        Deloitte & Touche LLP , Two World Financial Center, New York, New York 10281-1008, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to approval by the non-interested Trustees of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

Accounting Services Provider

        State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services for the Fund.

Custodian

        The Bank of New York, 15 Broad Street, New York, New York 10286 (the “Custodian”), acts as custodian of the Fund’s assets. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments.

Transfer Agent

        Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund’s Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See “How to Buy, Sell, Transfer and Exchange Shares—Through the Transfer Agent” in the Prospectus.

Legal Counsel

        Sidley Austin Brown & Wood LLP , 875 Third Avenue, New York, New York 10022, is counsel for the Fund.

Reports to Shareholders

        The fiscal year of the Fund ends on August 31 of each year. The Fund sends to its shareholders, at least semi-annually, reports showing the Fund’s portfolio and other information. An Annual Report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends.

Shareholder Inquiries

        Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

        The Prospectus and this Statement of Additional Information with respect to the shares of the Fund do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

        To the knowledge of the Fund, no person or entity owned beneficially 5% or more of the Fund’s shares as of November 30, 2001.

        The Declaration of Trust establishing the Fund, dated November 17, 1987, a copy of which, together with all amendments thereto (the “Declaration”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name “Merrill Lynch U.S.A. Government Reserves” refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally, and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their property for the satisfaction of any obligation or claim of the Fund but the “Trust Property” (as defined in the Declaration) only shall be liable.

FINANCIAL STATEMENTS

        The Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to its 2001 Annual Report to shareholders. You may request a copy of the annual report at no charge by calling 1-800-637-3863 between 8:00 a.m. and 8:00 p.m. Eastern time on any business day.

Code #: 10281-12-01